SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 25, 2001
--------------------------------------------------------------------------------


                        (Date of earliest event reported)
--------------------------------------------------------------------------------


                         Progress Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                        0-14815                          25-2413363
--------------------------------------------------------------------------------
(State of other jurisdiction (Commission File Number)          (IRS Employer
  of incorporation)                                             Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania              19422-0764
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



                                 (610)-825-8800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------
(Former name,former address and former fiscal year,if changed since last report)


                         Exhibit Index appears on page 4

Item 5.           Other Events



     On July 25, 2001 Progress Financial Corporation reported second operating quarter earnings of $988,000 or $.18 per share and a Second Quarter Net Loss of $1.4 million or $23. per share. For further information see the press release attached as Exhibit 99(a) and incorporated herein by reference.



         On July 25, 2001, Progress Financial Corporation distributed an earnings package to analysts. For further information see the attached Exhibit 99(b) and incorporated herein by reference.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   July 25, 2001               By:  /s/ Michael B. High
                                         -------------------------------------
                                         Michael B. High
                                         Executive Vice President and
                                         Chief Financial Officer

                                  EXHIBIT INDEX




    Exhibit Number                                  Description


       99(a) Press Release on Second Quarter 2001 earnings distributed on July 25, 2001



       99(b)                    Analyst package distributed on July 25, 2001

                                  Exhibit 99(a)


                                      99(a)
                  Press Release on Second Quarter 2001 Earnings
                          Distributed on July 25, 2001

NEWS RELEASE

Contact: Michael B. High, CFO/Executive Vice President
                  (610) 941-4804
                  Dorothy Jaworski, Director of Investor Relations
                  (484) 322-4822

For immediate release:

   Progress Financial Corporation Announces Second Quarter Operating Earnings
               of $988,000 or $.18 per share and a Second Quarter
                   Net Loss of $1.4 million or $.23 per share

     Blue Bell, PA, July 25, 2001 - Progress Financial Corporation (the "Company" -Nasdaq: PFNC) today reported a second quarter 2001 net loss of $1.4 million or a $.23 loss per diluted share. Operating earnings, which excludes gain (loss) on sales of securities, equity in unconsolidated entities, client warrant income, additional loan loss provisions, income from discontinued operations and data processing conversion costs, net of tax, for the second quarter of 2001 were $988,000, or diluted earnings per share of $.18, compared to $1.5 million or diluted earnings per share of $.25 in the second quarter of 2000. Operating earnings, net of tax, for the six months ended June 30, 2001 were $2.2 million or diluted earnings per share of $.39 compared to $2.4 million or diluted earnings per share of $.39 for the six months ended June 30, 2000.

     For the three months ended June 30, 2001, a net loss of $1.4 million was recognized or a $.23 loss per diluted share, compared to net income of $2.6 million, or diluted earnings per share of $.43 for the second quarter of 2000. Results for the three months ended June 30, 2001 included a $3.6 million provision for loan and lease losses compared to $1.2 million in the same period in 2000. The increase was undertaken due to increases in non-performing loans and leases, loan and lease growth and continued economic concerns as previously reported. During the second quarter of 2001, loss in unconsolidated entities was $551,000 primarily relating to NewSpring Ventures capital fund compared to a $1.0 million loss for the second quarter of 2000 primarily relating to the Ben Franklin mezzanine debt fund.

     For the six months ended June 30, 2001, a net loss of $944,000 was recognized or a $.16 loss per diluted share, compared to net income of $4.1 million or, diluted earnings per share of $.69. Results for the six months ended June 30, 2001 included losses of $2.0 million from client warrants, due to the permanent impairment of equity securities received from warrants, compared to gains of $3.6 million for the comparable period in 2000, which were primarily due to market appreciation on these same warrants recorded in accordance with FASB 133. The provision for loan and leases losses was $4.6 million for the six months ended June 30, 2001 as compared to $2.2 million for the same period in 2000.

     Commenting on the second quarter results, W. Kirk Wycoff, President and CEO, stated, "We are disappointed with our results for the first half of 2001. Our strategy to focus on niche lending in various areas, including early stage technology companies, has contributed to the need for an increased allowance for loan and lease losses which eliminated our core earnings in this period. Given the economic downturn, particularly in the technology sector, our asset quality has remained satisfactory during the first half of 2001 and we will continue to closely monitor credit quality during the balance of the year." He continued, "The recent expansion of Progress Bank in Bucks County and our continued development of our retail franchise put us in an excellent position to compete with the other regional banks in our market."

     Average earning assets for the second quarter of 2001 were $858.9 million compared to $759.0 million for the same period in 2000. The growth in average assets relates primarily to purchases of mortgage-backed securities and higher commercial loan production funded by higher levels of deposits. Tax-equivalent interest income for the second quarter of 2001 increased $606,000, or 4%, over the same period in 2000. Tax-equivalent net interest income remained level as compared to the second quarter of 2000. The net interest margin was 3.79% compared to 4.25% for the same period in 2000 and

4.03% for the first quarter of 2001. The Company continues its commitment to managing interest rate risk despite the margin being depressed by an environment of sharply declining rates as evidenced by a 275 basis point decrease in short term rates this year.

     Tax-equivalent interest income for the six months ended June 30, 2001 increased $2.7 million, or 9%, over the same period in 2000. Tax-equivalent net interest income increased $645,000 for the six months in 2001, or 4% over the comparable period in 2000. The net interest margin was 3.90% for the six months ended June 30, 2001 compared to 4.26% for the same period in 2000.

     Loans and leases outstanding totaled $566.3 million at June 30, 2001 compared to $543.1 million at December 31, 2000. This increase was primarily due to increases in business, commercial real estate and construction loans
partially   offset  by  sales  in  lease   receivables.   The  Company  reported
non-performing assets of $8.4 million at June 30, 2001 compared to $5.8 million at December 31, 2000. The increase in non-performing assets is primarily the result of additional non-accrual loans amounting to $1.0 million, primarily relating to commercial business loans to pre-profit companies and additional real estate owned of $1.6 million primarily relating to a commercial real estate loan and a residential real estate development project classified as other real estate owned and acquired by the Company through deeds in lieu of foreclosure. The Company's non-performing assets to total assets ratio at June 30, 2001 was
 .92% compared to .63% at December 31, 2000 and 1.16% at June 30, 2000. The non-performing loans to assets ratio was .55% at June 30, 2001 compared to .44% at December 31, 2000 and .48% at June 30, 2000. The ratio of the allowance for loan and lease losses to total loans and leases has increased to 1.82% at June 30, 2001 compared to 1.36% at December 31, 2000.

     Non-interest income for the quarter ended June 30, 2001 amounted to $3.3 million, compared to $3.9 million for the same period in 2000. Loss in the unconsolidated entities was $551,000 during the quarter ended June 30, 2001 compared with a loss of $1.0 million in the 2000 quarter. The 2001 loss in the unconsolidated entities primarily relates to the NewSpring Ventures capital fund and the 2000 loss primarily relates to the Ben Franklin mezzanine debt fund. During the second quarter of 2000, the Company had recognized a gain of $985,000 from client warrants.

        Non-interest income for the six months ended June 30, 2001 amounted to $6.3 million, compared to $8.8 million for the same period in 2000. The Company recognized a loss of $2.0 million from client warrants during the 2001 period compared with a gain of $3.6 million during the 2000 period. Loss in unconsolidated entities was $578,000 during the six months ended June 30, 2001 compared with a loss of $2.0 million in 2000. A gain on sale of securities of $1.2 million was realized during the six months in 2001 as compared to a loss of $110,000 for the same period in 2000. The securities gain during 2001 included a $708,000 gain on the disposition of the Company's investment in NewSeasons Assisted Living Communities Series B and C stock.

     Total non-interest expense was $9.8 million for the quarter ended June 30, 2001 compared to $9.1 million for the quarter ended June 30, 2000. Excluding non-recurring expense of $119,000 in 2000 related to data processing conversion costs, non-interest expense increased $802,000. This increase was primarily due to professional services expenses which increased $391,000 mainly due to the business activities of KMR Management, Inc. and legal expenses related to loans to pre-profit companies. Occupancy expense increased $120,000 primarily due to new banking offices. Capital securities expense increased $173,000 due to the issuance of $6.0 million of 11.445% capital securities in July 2000.

     Total non-interest expense was $19.3 million for the six months ended June 30, 2001 compared to $18.3 million for the same period in 2000. Excluding non-recurring expense of $243,000 in 2000 related to data processing conversion costs, non-interest expense increased $1.3 million. This increase was primarily due to professional services expenses which increased $591,000 mainly due to the business activities of KMR Management, Inc. Occupancy expense increased $145,000 primarily due to new banking offices. Capital securities expense increased $335,000 due to the issuance of $6.0 million of 11.445% capital securities in July 2000.

     On July 12, 2001, the Company's Board of Directors approved a resolution to comply with the terms of a directive issued by the Office of Thrift Supervision that requires Progress Bank to reduce its lending to pre-profit companies, increase its capital ratios, increase its valuation allowance and implement improved credit review and monitoring programs.

     Total assets remained at the same level for June 30, 2001 of $914.4 million compared to $914.2 million at December 31, 2000. Total deposits increased to $632.9 million at June 30, 2001 from $617.5 million at December 31, 2000, primarily due to an increase in certificates of deposit of $18.4 million.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through eighteen full service offices. The Company also offers a diversified array of financial services including equipment leasing through Progress Leasing Company, with offices in Blue Bell, Pennsylvania, and financial planning services and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pennsylvania; and asset based lending through Progress Business Credit. In addition, the Company also conducts commercial mortgage banking and brokerage services through Progress Realty Advisors, Inc. with locations in Blue Bell, Pennsylvania, and Woodbridge, New Jersey. The Company also receives fees for construction and development activities through Progress Development Corporation; fees for venture capital management services provided by Progress Capital Management, Inc.; and financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pennsylvania. The Company's common stock is traded on The Nasdaq Stock MarketSM under the Symbol "PFNC".
                            FINANCIAL DATA ATTACHED

                         Progress Financial Corporation
                 Consolidated Statements of Financial Condition
                             (Dollars in Thousands)

                                                                                   June 30,     December 31,
                                                                                     2001           2000
                                                                                --------------- -------------
                                                                                  (Unaudited)     (Audited)
Assets:
Cash and due from banks:
   Non-interest bearing                                                          $ 16,631         $ 25,360
   Interest bearing                                                                11,342           59,637
Investments and mortgage-backed securities
   Available for sale at fair value (amortized cost: $245,637  and $207,795)      245,794          205,166
   Held to maturity at amortized cost (fair value: $37,330 and $40,225)            37,570           41,940
Loans and leases, net (net of reserve: $10,309 and $7,407)                        555,981          535,712
Premises and equipment                                                             19,945           18,343
Other assets                                                                       27,107           28,091
                                                                                 --------         --------
     Total assets                                                                $914,370         $914,249
                                                                                 ========         ========

Liabilities and Shareholders' Equity
Liabilities:
Deposits                                                                         $632,871         $617,543
Short-term borrowings                                                              49,049           79,360
Other liabilities                                                                  12,073           31,954
Long-term Debt:
   Federal Home Loan Bank advances                                                127,000          102,000
   Other debt                                                                      20,500           10,000
Subordinated Debt                                                                   3,000            3,000
                                                                                 --------         --------
    Total liabilities                                                             844,493          843,857
                                                                                 --------         --------
  Corporation-obligated mandatorily redeemable capital securities of
  subsidiary trust holding solely junior subordinated debentures of the            20,246           20,232
  Corporation

Commitments and contingencies                                                          --             --

Shareholders' equity:
Serial preferred - 1,000,000 shares authorized but unissued                            --             --
Junior participating preferred stock - $.01 par value - 1,010 shares                   --             --
   authorized but unissued
Common stock, $1 par value; 12,000,000 shares authorized; 5,836,000 and
   5,814,000 shares issued, including treasury shares of 83,800 and 125,000         5,836            5,814
   and unallocated shares held by the Employee Stock Ownership Plan of
   188,700 and 0
Other shareholders' equity, net                                                    43,747           46,145
Net accumulated other comprehensive income (loss)                                      48           (1,799)
                                                                                 --------         --------
   Total shareholders' equity                                                      49,631           50,160
                                                                                 --------         --------
  Total liabilities, Corporation-obligated mandatorily redeemable capital
  securities of subsidiary trust holding and shareholders' equity                $914,370         $914,249
                                                                                 ========         ========

                         Progress Financial Corporation
                      Consolidated Statements of Operations
                  (Dollars in Thousands, except per share data)

                                                                   Three Months Ended            Six Months Ended
                                                                        June 30,                     June 30,
                                                                  2001           2000          2001           2000
                                                            -----------------------------------------------------------
                                                              (Unaudited)    (Unaudited)   (Unaudited)    (Unaudited)

Interest  income:
  Loans and leases, including fees                               $12,208        $12,506       $24,883        $24,451
  Mortgage-backed securities                                       3,835          2,462         7,112          4,526
  Investment securities                                              639          1,016         1,629          1,979
  Other                                                              224            347           580            586
                                                                 -------        -------       -------        -------
    Total interest income                                         16,906         16,331        34,204         31,542

Interest expense:
  Deposits                                                         6,134          5,632        12,800         10,841
  Short-term borrowings                                              696          1,082         1,343          1,970
  Long-term borrowings                                             2,082          1,686         3,948          3,204
                                                                 -------        -------       -------        -------
    Total interest expense                                         8,912          8,400        18,091         16,015

Net interest income                                                7,994          7,931        16,113         15,527
Provision for  loan and lease losses                               3,554          1,175         4,601          2,233
                                                                 -------        -------       -------        -------
      Net interest income after provision for loan and             4,440          6,756        11,512         13,294
      lease losses

Non-interest income:
  Service charges on deposits                                        623            687         1,208          1,229
  Lease financing fees                                               242            374           519            664
  Mutual fund, annuity and insurance commissions                     981            960         1,781          1,839
  Loan brokerage and advisory fees                                   365            541           588          1,062
  Private equity fund management fees                                615            632         1,229          1,006
  Gain (loss) from sale of securities                                (21)             2         1,237           (110)
    Client warrant income (loss)                                       1            985        (1,958)         3,585
  Loss in unconsolidated entities                                   (551)        (1,042)         (578)        (1,997)
  Fees and other                                                   1,030            785         2,317          1,526
                                                                 -------        -------       -------        -------
      Total non-interest income                                    3,285          3,924         6,343          8,804
                                                                 -------        -------       -------        -------

Non-interest expense:
  Salaries and employee benefits                                   4,983          5,087         9,973          9,871
  Occupancy                                                          633            513         1,246          1,108
  Data processing                                                    276            231           491            636
  Furniture, fixtures and equipment                                  572            560         1,118          1,028
  Professional services                                              915            524         1,730          1,139
  Capital securities expense                                         572            399         1,133            798
  Other                                                            1,874          1,828         3,654          3,756
                                                                 -------        -------       -------        -------
      Total non-interest expense                                   9,825          9,142        19,345         18,336
                                                                 -------        -------       -------        -------

Income (loss) from continuing operations before income taxes     (2,100)          1,538        (1,490)         3,762
Income tax expense (benefit)                                       (731)            529          (546)         1,268
                                                                -------         -------       -------        -------
Income (loss) from continuing operations                         (1,369)          1,009         (944)          2,494
Gain on sale of discontinued operations, net of tax                  --           1,513           --           1,513
Income from discontinued operations, net of tax                      --              61           --             114
                                                                -------         -------       -------        -------
Net income (loss)                                               $(1,369)         $2,583        $(944)         $4,121
                                                                =======         =======       =======        =======

Basic income (loss) from continuing operations per common share   $(.24)           $.18        $(.17)           $.43
                                                                  ======           ====        ======           ====
Diluted income (loss) from continuing operations per              $(.23)           $.17        $(.16)           $.42
common share                                                      ======           ====        ======           ====
Basic net income (loss) per common share                          $(.24)           $.45        $(.17)           $.71
                                                                  ======           ====        ======           ====
Diluted net income (loss) per common share                        $(.23)           $.43        $(.16)           $.69
                                                                  ======           ====        ======           ====

Dividends per common share                                         $.06            $.05         $.12            $.10
                                                                   ====            ====         ====            ====

Basic average common shares outstanding                        5,684,940      5,795,006     5,634,483      5,820,851
                                                               =========      =========     =========      =========

Diluted average common shares outstanding                      5,829,134      5,991,080     5,773,018      6,019,440
                                                               =========      =========     =========      =========


                         Progress Financial Corporation
                                Supplemental Data




                                                         Three Months Ended              Six Months Ended
                                                              June 30,                       June 30,
                                                        2001            2000              2001        2000
                                                   ---------------------------------------------------------

Profitability Measures:
Return on average assets                               (0.61)%          1.27%          (0.21)%        1.04%
Return on average equity                              (10.57)          22.69           (3.66)        17.60
Net interest spread (FTE) (2)                           3.18            3.59            3.22          3.62
Net interest margin (FTE) (2)                           3.79            4.25            3.90          4.26
Efficiency ratio                                       77.79           72.22           72.42         70.57
Diluted net income per common share (1)              $  (.23)         $  .43          $( .16)       $  .69

Selected Loan Data:
Non-performing assets                                 $8,413          $9,719          $8,413        $9,719
Ratio of non-performing assets to total assets           .92%           1.16%            .92%         1.16%
Ratio of allowance for loan and lease losses
   to total loans and leases receivable                 1.82            1.20            1.82          1.20
Ratio of allowance for loan and lease losses
   to non-performing loan and leases receivable       203.21          162.08          203.21        162.08
Loan delinquency ratio                                  0.93            1.16            0.93          1.16
Ratio of loans and leases to deposits                  89.48           95.01           89.48         95.01

Selected Equity Data:
Book value per share (1)                               $8.92           $8.07           $8.92         $8.07
Tangible book value per share (1)                       8.46            7.12            8.46          7.12
Dividends per common share (1)                           .06             .05             .12           .10
Average equity to average assets                        5.73%           5.58%           5.81%         5.89%
Tier 1 risk-based capital ratio (Bank)                 10.32            9.24           10.32          9.24
Total risk-based capital ratio (Bank)                  11.57           10.37           11.57         10.37
Tier 1 leverage ratio (Bank)                            6.83            6.42            6.83          6.42

Selected Average Balances:
   Loans, gross                                     $558,879        $537,400        $552,572      $529,494
   Earning assets                                    858,918         759,004         844,313       740,383
   Total assets                                      907,178         820,157         895,431       799,007
   Deposits                                          611,157         547,850         611,064       536,936
   Equity                                             51,963          45,780          51,995        47,093



(1)      Per share amounts have been restated to reflect the 5% stock dividend distributed to shareholders on August 31, 2000.
(2)      FTE represents a fully tax equivalent basis.


                         Progress Financial Corporation
                              Supplemental Balances




Period-End Balances At :                                       June 30, 2001            December 31, 2000         % Change
                                                           ------------------------------------------------------------------

Loans and Leases, Net:
Commercial business                                               $190,791                   $175,972               8.4%
Commercial real estate                                             188,631                    178,874               5.5
Construction, net of loans in process                               69,998                     60,172              16.3
Single family residential real estate                               32,230                     34,676              (7.1)
Consumer                                                            40,404                     37,242               8.5
Leases receivable                                                   44,236                     56,183             (21.3)
                                                           ------------------------------------------------------------------
         Total loans and leases                                    566,290                    543,119               4.3
Allowance for loan and lease losses                                (10,309)                    (7,407)             39.2
                                                           ------------------------------------------------------------------
         Loans and leases, net                                    $555,981                   $535,712               3.8%
                                                           ==================================================================

Deposits:
Non-interest-bearing demand deposits                              $ 76,588                   $ 88,356             (13.3)%
NOW and SuperNow                                                   110,969                    104,047               6.7
Money Market                                                        37,803                     37,157               1.7
Passbook and Statement Savings                                      28,435                     27,337               4.0
Time deposits                                                      379,076                    360,646               5.1
                                                           ------------------------------------------------------------------
         Total Deposits                                           $632,871                   $617,543               2.5%
                                                           ==================================================================




                                                                  ###

                                 Exhibit 99(b)

                   Analyst Package Distributed July 25, 2001

                                                             Three months ended                          Six months ended
                                                                   June 30,                                  June 30,
                                                   ---------------------------------------------------------------------------------
                                                                                Percent                                     Percent
                                                       2001         2000        change             2001          2000        change
                                                   ---------------------------------------------------------------------------------

Per Common Share Data
---------------------
Net income:
   Basic                                             ($0.24)        $0.45      -153.33%          ($0.17)        $0.71     -123.94%
   Diluted                                           ($0.23)        $0.43      -153.49%           (0.16)        $0.69     -123.19%
Cash dividends declared                               $0.06         $0.05        20.00%            0.12          0.10       20.00%
Book value                                            $8.92         $8.07        10.53%            8.92          8.07       10.53%
Tangible book value                                   $8.46         $7.12        18.82%            8.46          7.12       18.82%
Average shares outstanding:
   Basic                                          5,584,582     5,795,006        -3.63%       5,634,483     5,820,851       -3.20%
   Diluted                                        5,715,918     5,991,080        -4.59%       5,773,018     6,019,440       -4.09%

Financial Ratios
----------------
Return on average shareholders' equity               -10.57%        22.69%     -146.57%           -0.21%         1.04%    -120.44%
Return on average total assets                        -0.61%         1.27%     -147.79%           -3.66%        17.60%    -120.80%
Average yield on earning assets                        7.95%         8.70%       -8.62%            8.23%         8.61%      -4.41%
Average rate on interest bearing liabilities           4.77%         5.11%       -6.65%            5.01%         4.99%       0.40%
Net interest spread                                    3.18%         3.59%      -11.42%            3.22%         3.62%     -11.05%
Net interest margin (FTE)                              3.79%         4.25%      -10.82%            3.90%         4.26%      -8.45%
Efficiency ratio                                      77.79%        72.22%        7.71%           72.42%        70.57%       2.62%
Risk-based capital - Tier 1                           10.32%         9.24%       11.69%           10.32%         9.24%      11.69%
                 - Total capital                      11.57%        10.37%       11.57%           11.57%        10.37%      11.57%
Tier 1 leverage ratio                                  6.83%         6.42%        6.39%            6.83%         6.42%       6.39%
Average shareholders'equity/average total assets       5.73%         5.58%        2.62%            5.81%         5.89%      -1.41%

Asset Quality (dollars in thousands)
------------------------------------
Allowance for loan losses                          $ 10,309       $ 6,527        57.94%        $ 10,309       $ 6,527       57.94%
Allowance for loan losses/Loans                        1.82%         1.20%       51.67%            1.82%         1.20%      51.67%
Net charge-offs(recoveries)                           $ 953         $ 266       258.27%         $ 1,699       $ 2,075      -18.12%
Net charge-offs/Average loans (annualized)             0.68%         0.20%      243.56%            0.62%         0.79%     -21.32%
Nonperforming assets                                $ 8,413       $ 9,719       -13.44%         $ 8,413       $ 9,719      -13.44%
Nonperforming assets/Total loans plus OREO             1.50%         1.80%      -16.67%            1.50%         1.80%     -16.67%
Nonperforming assets/Total assets                      0.92%         1.16%      -20.69%            0.92%         1.16%     -20.69%
Allowance for loan losses/Nonperforming loans        203.21%       162.08%       25.38%          203.21%       162.08%      25.38%

Average Balances (in thousands)
-------------------------------
Loans and leases(gross of reserves)               $ 558,879      $537,400         4.00%        $552,572      $529,494        4.36%
Earning assets                                      858,918       759,004        13.16%         844,313       740,383       14.04%
Total assets                                        907,178       820,157        10.61%         895,431       799,007       12.07%
Deposits                                            611,157       547,850        11.56%         611,064       536,936       13.81%
Interest bearing liabilities                        749,598       660,684        13.46%         728,119       644,814       12.92%
Shareholders' equity                                 51,963        45,780        13.51%          51,995        47,093       10.41%

Period End Balances (in thousands)
----------------------------------
Loans and leases(gross of reserves)               $ 566,290     $ 541,881         4.50%        $566,290     $ 541,881        4.50%
Total assets                                        914,370       839,309         8.94%         914,370       839,309        8.94%
Deposits                                            632,871       570,333        10.97%         632,871       570,333       10.97%
Total liabilities                                   844,493       778,053         8.54%         844,493       778,053        8.54%
Shareholders' equity                                 49,631        46,795         6.06%          49,631        46,795        6.06%


                                              Three months ended            Three months ended               Six months ended
                                                   June 30,                      March 31,                        June 30,
                                         --------------------------     --------------------------     -----------------------------
                                                           Percent                       Percent                            Percent
                                          2001     2000     change       2001     2000    change        2001      2000      change
                                         ------   ------    --------     ------  ------  ---------     ------    ------    ---------
TAX EQUIVALENT INCOME STATEMENT
-------------------------------
($ in thousands, except per share data)

Net interest income(FTE)               $ 8,112   $ 8,018       1%      $ 8,235  $ 7,684       7%      $16,347   $ 15,702        4%
FTE adjustment                            (118)      (87)     36%         (116)     (88)     32%         (234)      (175)      34%
Net interest income                      7,994     7,931       1%        8,119    7,596       7%       16,113     15,527        4%
Provision for losses on loans            3,554     1,175     202%        1,047    1,058      -1%        4,601      2,233      106%

Non-Interest Income:
  Service charges on deposits              623       687      -9%          585      542       8%        1,208      1,229       -2%
  Lease financing fees                     242       374     -35%          277      290      -4%          519        664      -22%
  Mutual fund, annuity and
    insurance commissions                  981       960       2%          800      879      -9%        1,781      1,839       -3%
  Loan brokerage and advisory fees         365       541     -33%          223      521     -57%          588      1,062      -45%
  Private equity fund management fees      615       632      -3%          614      374      64%        1,229      1,006       22%
  Gain(loss) from sale of securities       (21)        2   -1150%        1,258     (112)  -1223%        1,237       (110)   -1225%
  Client warrant income (loss)               1       985    -100%       (1,959)   2,600    -175%       (1,958)     3,585     -155%
  Equity (loss)in unconsolidated entities (551)   (1,042)    -47%          (27)    (955)    -97%         (578)    (1,997)     -71%
  Fees and other income                  1,030       785      31%        1,287      741      74%        2,317      1,526       52%
                                        ------    -------  ------      -------  -------   ------      -------    --------   ------
    Total non-interest income            3,285     3,924     -16%        3,058    4,880     -37%        6,343      8,804      -28%

Non-Interest Expenses:
  Salaries and employee benefits         4,983     5,087      -2%        4,990    4,784       4%        9,973      9,871        1%
  Occupancy                                633       513      23%          613      595       3%        1,246      1,108       12%
  Data processing                          276       231      19%          215      405     -47%          491        636      -23%
  Furniture, fixtures and equipment        572       560       2%          546      468      17%        1,118      1,028        9%
  Loan and real estate owned expenses,net  151       270     -44%          284      231      23%          435        501      -13%
  Professional services                    915       524      75%          815      615      33%        1,730      1,139       52%
  Capital securites expense                572       399      43%          561      399      41%        1,133        798       42%
  Other                                  1,723     1,558      11%        1,496    1,697     -12%        3,219      3,255       -1%
                                        ------    -------  ------      -------  -------   ------      -------    --------   ------
     Total non-interest expenses         9,825     9,142       7%        9,520    9,194       4%       19,345     18,336        6%
                                        ------    -------  ------      -------  -------   ------      -------    --------   ------

Income from continuing operations
   before income taxes                  (2,100)    1,538    -237%         610     2,224     -73%       (1,490)     3,762      -140%
Provision for income tax expense          (731)      529    -238%         185       739     -75%         (546)     1,268      -143%
                                        ------    -------  ------      -------  -------   ------      -------    --------   ------
Income from Continuing Operations       (1,369)    1,009    -236%         425     1,485     -71%         (944)     2,494      -138%

  Gain on sale of discontinued
    operations, net of tax                   -     1,513    -100%           -         -       -             -      1,513      -100%
  Income from discontinued
    operations, net of tax                   -        61    -100%           -        53    -100%            -        114      -100%
                                       --------  -------    ----      -------  -------   ------       -------    --------   ------
Net income                             $ (1,369) $ 2,583    -153%       $ 425   $ 1,538     -72%       $ (944)   $ 4,121      -123%
                                       ========  =======    ====      =======  ========  ======       =======    =======    ======


QUARTERLY INCOME STATEMENT
(Unaudited)
($ in thousands, except per share)              Fourth          Third          Second           First             Year-
         2000                                  Quarter         Quarter         Quarter         Quarter           to-date
        ------                             --------------- --------------- -------------- ----------------    ------------

FTE interest income                            $18,449         $17,256        $16,418          $15,299         $67,422
Interest expense                                10,069           9,091          8,400            7,615          35,175
                                           --------------- --------------- -------------- ----------------    ------------

FTE net interest income                          8,380           8,165          8,018            7,684          32,247
Less: FTE adjustment                              (133)            (86)           (87)             (88)           (394)
                                           --------------- --------------- -------------- ----------------    ------------
Net Interest Income                              8,247           8,079          7,931            7,596          31,853

Provision for Losses on Loans                    1,666             517          1,175            1,058           4,416

Non-Interest Income:
  Service charges on deposits                      514             493            687              542           2,236
  Lease financing fees                             397             372            374              290           1,433
  Mutual fund, annuity and insurance commissions 1,710           1,056            960              879           4,605
  Loan brokerage and advisory fees                 540             591            541              521           2,193
  Private equity fund management fees              614             615            632              374           2,235
  Gain(loss) from sale of securities               270             373              2             (112)            533
  Client warrant income (loss)                      41            (103)           985            2,600           3,523
  Equity (loss) in unconsolidated entities        (802)              8         (1,042)            (955)         (2,791)
  Fees and other income                          3,261             788            785              741           5,575
                                           --------------- --------------- -------------- ----------------    ------------
    Total non-interest income                    6,545           4,193          3,924            4,880          19,542

Non-Interest Expenses:
  Salaries and employee benefits                 5,406           4,903          5,087            4,784          20,180
  Occupancy                                        618             576            513              595           2,302
  Data processing                                  223             239            231              405           1,098
  Furniture, fixtures and equipment                563             556            560              468           2,147
  Loan and real estate owned expenses, net         399             328            270              231           1,228
  Professional services                            827             500            524              615           2,466
  Capital securites expense                        572             537            399              399           1,907
  Other                                          2,185           1,538          1,558            1,697           6,978
                                          --------------- --------------- -------------- ----------------    ------------
    Total non-interest expenses                 10,793           9,177          9,142            9,194          38,306

Income from Continuing Operations
  Before Income Taxes                            2,333           2,578          1,538            2,224           8,673
Provision for income tax expense                   907             841            529              739           3,016
                                          --------------- --------------- -------------- ----------------    ------------
Income from Continuing Operations                1,426           1,737          1,009            1,485           5,657

  Gain on sale of discontinued
    operations, net of tax                           -               6          1,513                -           1,519
  Income from discontinued
    operations, net of tax                           -               9             61               53             123
                                          --------------- --------------- -------------- ----------------    ------------
Net Income                                      $1,426          $1,752         $2,583           $1,538          $7,299
                                          =============== =============== ============== ================    ============

Other Data:
EPS - Basic income from continuing operations    $0.25           $0.30          $0.18            $0.25           $0.98
EPS - Diluted income from continuing operations  $0.24           $0.29          $0.17            $0.25           $0.95
EPS - Basic                                      $0.25           $0.30          $0.45            $0.26           $1.26
EPS - Diluted                                    $0.24           $0.29          $0.43            $0.26           $1.22
ROA                                              0.63%           0.83%          1.27%            0.79%           0.88%
ROE                                             11.41%          14.33%         22.69%           12.81%          15.16%
Net interest margin (FTE)                        3.99%           4.18%          4.25%            4.28%           4.17%
Dividends declared on common stock              $0.06           $0.05          $0.05            $0.05           $0.21
FTE employees                                     313             326            319              301             313
FTE employees -- Continued Operations             313             326            319              279             313


QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                                           Second            First            Year-
                              2001                                          Quarter          Quarter          to-date
                             ------                                       -------------------------------  ---------------
FTE interest income                                                        $ 17,024          $ 17,414         $ 34,438
Interest expense                                                              8,912             9,179           18,091
                                                                          -------------------------------- ---------------

FTE net interest income                                                       8,112             8,235           16,347
Less: FTE adjustment                                                           (118)             (116)            (234)
                                                                          -------------------------------  --------------
Net Interest Income                                                           7,994             8,119           16,113

Provision for Losses on Loans                                                 3,554             1,047            4,601

Non-Interest Income:
  Service charges on deposits                                                   623               585            1,208
  Lease financing fees                                                          242               277              519
  Mutual fund, annuity and insurance commissions                                981               800            1,781
  Loan brokerage and advisory fees                                              365               223              588
  Private equity fund management fees                                           615               614            1,229
  Gain(loss) from sale of securities                                            (21)            1,258            1,237
  Client warrant income                                                           1            (1,959)          (1,958)
  Equity (loss) in unconsolidated entities                                     (551)              (27)            (578)
  Fees and other income                                                       1,030             1,287            2,317
                                                                          -------------------------------- --------------
    Total non-interest income                                                 3,285             3,058            6,343

Non-Interest Expenses:
  Salaries and employee benefits                                              4,983             4,990            9,973
  Occupancy                                                                     633               613            1,246
  Data processing                                                               276               215              491
  Furniture, fixtures and equipment                                             572               546            1,118
  Loan and real estate owned expenses, net                                      151               284              435
  Professional services                                                         915               815            1,730
  Capital securites expense                                                     572               561            1,133
  Other                                                                       1,723             1,496            3,219
                                                                          -------------------------------  --------------
    Total non-interest expenses                                               9,825             9,520           19,345

Income from Continuing Operations Before Income Taxes                        (2,100)              610           (1,490)
Provision for income tax expense                                               (731)              185             (546)
                                                                         --------------------------------  --------------
Income from Continuing Operations                                            (1,369)              425             (944)

  Gain on sale of discontinued operations, net of tax                             -                 -                -
  Income from discontinued operations, net of tax                                 -                 -                -
                                                                         --------------   ---------------  --------------
Net Income                                                                  ($1,369)             $425            ($944)
                                                                         ================================  ===============

Other Data:
EPS - Basic income from continuing operations                                ($0.24)            $0.07           ($0.17)
EPS - Diluted income from continuing operations                              ($0.23)            $0.07           ($0.16)
EPS - Basic                                                                  ($0.24)            $0.07           ($0.17)
EPS - Diluted                                                                ($0.23)            $0.07           ($0.16)
ROA                                                                          -0.61%             0.20%           -0.21%
ROE                                                                         -10.57%             3.31%           -3.66%
Net interest margin (FTE)                                                     3.79%             4.03%            3.90%
Dividends declared on common stock                                            $0.06             $0.06            $0.12
FTE employees                                                                   318               298              318
FTE employees--Continued Operations                                             318               298              318

ASSET QUALITY
(Unaudited)
                                                  2001                                              2000
                                     -------------------------------      ---------------------------------------------------------
($ in thousands)                       Year-     Second      First          Year-      Fourth       Third        Second       First
                                      to-date    Quarter    Quarter        to-date     Quarter     Quarter       Quarter     Quarter
                                     ---------  --------    -------       --------     -------     --------      -------    --------
Allowance for Loan Losses
 Balance at beginning of period      $ 7,407    $ 7,708     $ 7,407       $ 5,927     $ 6,513     $ 6,527        $ 5,618    $ 5,927
Provision                              4,601      3,554       1,047         4,416       1,666         517          1,175      1,058
 Charge-offs                           1,831      1,049         782         3,618         839         704            542      1,533
 Recoveries                             (132)       (96)        (36)         (682)        (67)       (173)          (276)      (166)
   Net loan charge-offs                1,699        953         746         2,936         772         531            266      1,367

 Balance at end of period           $ 10,309   $ 10,309     $ 7,708       $ 7,407     $ 7,407     $ 6,513        $ 6,527    $ 5,618


Allowance as percentage of loans        1.82%      1.82%       1.39%         1.36%       1.36%       1.16%          1.20%      1.04%

Net charge-offs/average loans           0.31%      0.17%       0.14%         0.54%       0.14%       0.10%          0.05%      0.26%

Allowance as percentage of
   non-performing loans               203.21%    203.21%     128.42%       183.61%     183.61%      149.79%       162.08%    135.73%


Non-performing assets
 Non-accrual loans and leases        $ 5,073    $ 5,073     $ 6,002       $ 4,034     $ 4,034      $ 4,348       $ 4,027    $ 4,139
 Other real estate owned               3,340      3,340       1,356         1,750       1,750        3,536         5,692          -
 Total non-performing assets         $ 8,413    $ 8,413     $ 7,358       $ 5,784     $ 5,784      $ 7,884       $ 9,719    $ 4,139

Non-performing assets to:
  Loans and leases plus OREO            1.50%      1.50%       1.34%         1.08%       1.08%        1.41%         1.80%      0.77%
  Total assets                          0.92%      0.92%       0.81%         0.63%       0.63%        0.90%         1.16%      0.50%

Loans past due 90 days                $2,473     $2,473      $2,971        $4,502      $4,502       $2,015        $3,049     $4,569

Total under-performing assets        $10,886    $10,886     $10,329       $10,286     $10,286       $9,899       $12,768     $8,708


AVERAGE BALANCE SHEET DATA
(Unaudited)
                                                              2001                                      2000
                                                 -------------------------------  --------------------------------------------------
($ in thousands)                                 Second       First      Year-     Fourth     Third     Second    First      Year-
                                                 Quarter     Quarter    to-date    Quarter   Quarter    Quarter  Quarter    to-date
                                                 -------     -------    -------    -------   -------    -------  -------    --------
Average balances
 Cash and due from banks (Interest-earning)      $21,353     $26,385   $ 23,855   $ 27,595   $18,630   $ 22,015  $16,945    $21,244
 Trading securities                                    -           -          -          -         -          -    1,077        264
 Loans,net of unearned discounts:
     Commercial business                         186,230     177,260    181,770    164,230   149,579    140,605  130,946    146,332
     Commercial mortgage                         185,864     179,400    182,650    174,199   166,918    172,716  166,847    170,180
     Residential real estate                      32,436      33,870     33,149     35,568    38,866     41,205   40,686     39,078
     Construction loans                           70,094      64,141     67,134     58,052    48,936     50,959   59,720     54,435
     Consumer                                     38,742      37,401     38,075     40,371    38,080     36,850   34,853     37,538
     Lease financing                              45,513      54,123     49,794     93,575    97,348     95,065   88,474     93,615
     Loans held for sale                               -           -          -          -         -          -        -          -
                                                 -------     -------    -------    -------   -------    -------  -------    --------
    Total loans                                  558,879     546,195    552,572    565,995   539,727    537,400  521,526    541,178
 Investment securities(available for sale)         5,873      23,269     14,523     26,916    28,467     30,324   31,429     29,283
 Investment securities(held to maturity)          37,381      38,261     37,819     40,460    35,205     34,874   34,418     36,246
 Mortgage-backed securities                      235,432     195,436    215,544    174,236   155,086    134,391  116,534    145,056
                                                 -------     -------    -------    -------   -------    -------  -------    --------
 Earning assets                                  858,918     829,546    844,313    835,202   777,115    759,004  721,929    773,271
 Cash and due from banks(non-interest bearing)    16,206      16,612     16,408     18,125    17,270     15,146   16,426     16,762
 Other non-earning assets                         32,054      37,394     34,710     41,404    46,102     46,007   40,400     43,272
                                                 -------     -------    -------    -------   -------    -------  -------    --------
     Total assets                               $907,178    $883,552   $895,431   $894,731  $840,487  $ 820,157 $778,755    $833,305
                                                ========    ========   ========   ========  ========  ========= ========    ========
Deposits:
   Demand                                        $69,629     $80,637   $ 75,103   $ 74,730   $70,700   $ 75,546  $69,559     $72,626
  Interest bearing:
     NOW and Supernow accounts                   113,218     104,396    108,831     96,067    95,516     93,225   83,141      91,975
     Money Market Accounts                        37,282      45,848     41,541     39,713    37,133     36,234   35,855      37,223
     Passbook and Stmt Savings                    28,614      27,804     28,211     27,704    29,148     30,699   31,452      29,752
     Time deposits                               362,414     352,287    357,378    366,107   335,111    312,146  306,189     329,874
                                                 -------     -------    -------    -------   -------    -------  -------    --------
   Total interest bearing deposits               541,528     530,335    535,961    529,591   496,908    472,304  456,637     488,824
 Federal Home Loan Bank borrowings               126,999     121,366    124,198    112,693   100,500     98,658   88,126     100,010
 Other borrowings                                 81,071      54,704     67,960     83,961    83,085     89,722   84,257      85,257
                                                 -------     -------    -------    -------   -------    -------  -------    --------
 Interest bearing liabilities                    749,598     706,405    728,119    726,245   680,493    660,684  629,020     674,091
 Non-interest bearing liabilities                 15,747      24,248     19,976     23,805    18,636     23,689   17,425      20,652
 Capital securities                               20,241      20,235     20,238     20,228    22,009     14,458   14,453      17,795
 Total shareholders' equity                       51,963      52,027     51,995     49,723    48,649     45,780   48,298      48,141
                                                 -------     -------    -------    -------   -------    -------  -------    --------
Total Liabilities and Shareholders' Equity      $907,178    $883,552   $895,431   $894,731  $840,487  $ 820,157 $778,755    $833,305
                                                ========    ========   ========   ========  ========  ========= ========    ========


AVERAGE BALANCE SHEET DATA - continued
(Unaudited)
                                                           2001                                                    2000
                                           --------------------------------     ----------------------------------------------------
                                            Second       First       Year-       Fourth      Third      Second     First      Year-
Average yields and rates                    Quarter     Quarter     to-date      Quarter    Quarter     Quarter   Quarter    to-date
                                           --------     -------     -------      -------    -------     -------   -------    -------
Interest - earning assets
Interest-earning deposits                    4.21%        5.47%       4.90%       6.14%       6.58%      6.34%     5.67%      6.21%
Investment securities                        6.84%        7.17%       7.04%       7.08%       6.83%      6.75%     6.37%      6.76%
Mortgage-backed securities                   6.53%        6.80%       6.65%       7.14%       7.21%      7.37%     7.12%      7.21%
Single family residential loans              8.36%        9.78%       9.80%       7.81%       7.78%      7.55%     7.50%      7.65%
Commercial real estate loans                 8.60%        8.95%       8.77%       8.75%       8.91%      8.87%     8.68%      8.80%
Construction loans                           9.20%       10.38%       9.76%      11.41%      11.60%     10.52%    10.23%     10.92%
Commercial business loans                    8.61%        9.54%       9.06%       9.91%       9.62%      9.14%     8.90%      9.43%
Lease financing                             10.73%       10.33%      10.51%      10.93%      11.08%     11.27%    11.35%     11.16%
Consumer loans                               7.67%        7.86%       7.76%       8.30%       8.25%      8.08%     7.81%      8.12%
                                           --------     -------     -------      -------    -------     -------   -------    -------
  Total interest - earning assets            7.95%        8.51%       8.23%       8.79%       8.83%      8.70%     8.52%      8.72%
                                           --------     -------     -------      -------    -------     -------   -------    -------
Interest - bearing liabilities
  Interest - bearing deposits
   NOW and SuperNOW                          2.81%        3.41%       3.10%       3.53%       3.54%      3.34%     3.10%      3.39%
   Money Market                              2.63%        3.50%       3.11%       3.31%       3.16%      3.12%     2.98%      3.15%
   Passbook and Statement Savings            1.60%        1.71%       1.65%       1.78%       1.77%      1.76%     1.78%      1.77%
   Time deposits                             5.52%        6.07%       5.79%       6.19%       5.99%      5.72%     5.47%      5.86%
                                           --------     -------     -------      -------    -------     -------   -------    -------
  Total interest - bearing deposits          4.54%        5.10%       4.82%       5.26%       5.06%      4.80%     4.59%      4.94%
FHLB borrowings                              5.49%        5.65%       5.56%       6.06%       5.98%      5.85%     5.50%      5.87%
Other borrowings                             4.95%        5.93%       5.33%       6.40%       6.05%      5.97%     5.73%      6.03%
                                           --------     -------     -------      -------    -------     -------   -------    -------
  Total interest - bearing liabilities       4.77%        5.27%       5.01%       5.52%       5.31%      5.11%     4.87%      5.22%

Interest Rate Spread                         3.18%        3.24%       3.22%       3.27%       3.52%      3.59%     3.65%      3.50%
Net Interest Margin                          3.79%        4.03%       3.90%       3.99%       4.18%      4.25%     4.28%      4.17%
Avg Int-earning assets to
   int-bearing liabilities                 114.58%      117.43%     115.96%     115.00%     114.20%    114.88%   114.77%    114.71%




PERIOD END BALANCE SHEET DATA
(Unaudited)
                                                         2001                                            2000
                                              -------------------------       ------------------------------------------------------
                                                 Second         First          Fourth          Third          Second         First
($ in thousands)                                Quarter        Quarter         Quarter        Quarter         Quarter       Quarter
                                                -------        -------         -------        -------         -------       -------
Assets
 Cash and due from bank(interest bearing)      $ 11,342       $ 16,548        $ 59,637       $ 16,380        $ 18,658      $ 19,668
 Loans and lease(net)                           555,981        548,749         535,712        555,630         535,354       535,084
 Investment securities:
   Held-to-maturity:
     Book                                        37,570         37,278          41,940         35,382          35,103        34,578
     Market                                      37,330         37,350          40,225         32,031          33,440        33,151
   Available-for-sale                             5,965          5,826          21,698         27,558          28,830        32,167
 Mortgage-backed securities                     239,829        241,431         183,468        175,960         152,779       135,162
                                                -------        -------         -------        -------         -------       -------
 Earning assets                                 850,687        849,832         842,455        810,910         770,724       756,659
 Cash and due from bank(non-interest bearing)    16,631         14,009          25,360         18,076          16,926        18,687
 Other non-earning assets                        47,052         41,066          46,434         49,308          51,659        46,101
 Net assets of discontinued operations                -              -               -              -               -         1,164
                                                -------        -------         -------        -------         -------       -------
Total assets                                   $914,370      $ 904,907       $ 914,249      $ 878,294       $ 839,309     $ 822,611
                                                =======        =======         =======        =======         =======       =======
Liabilities and shareholders' equity
Deposits:
   Demand                                      $ 76,588       $ 67,105        $ 88,356       $ 77,558        $ 79,213      $ 80,230
   Interest bearing                             556,283        528,067         529,187        512,087         491,120       467,410
                                                -------        -------         -------        -------         -------       -------
     Total deposits                             632,871        595,172         617,543        589,645         570,333       547,640
 Federal Home Loan Bank borrowings              127,000        127,000         127,000        100,500         100,500        88,000
 Other borrowings                                72,549         89,738          67,360         91,689          90,630        91,111
                                                -------        -------         -------        -------         -------       -------
 Interest bearing liabilities                   832,420        811,910         811,903        781,834         761,463       726,751
 Other Liabilities                               12,073         20,695          31,954         27,912          16,590        35,011
                                                -------        -------         -------        -------         -------       -------
 Total liabilities                              844,493        832,605         843,857        809,746         778,053       761,762
 Capital Securities                              20,246         20,239          20,232         20,225          14,461        14,456
 Total shareholders' equity                      49,631         52,063          50,160         48,323          46,795        46,393
                                                -------        -------         -------        -------         -------       -------
Total Liabilities, cap sec, and equity         $914,370      $ 904,907       $ 914,249      $ 878,294       $ 839,309     $ 822,611
                                                =======        =======         =======        =======         =======       =======

Other selected balances
 Intangible assets -- Goodwill                    2,541          2,605           3,042          5,377           5,499         5,832
 Amount included in shareholders' equity
   for net unrealized gains on investments
   available-for-sale                                48           130           (1,799)        (3,330)         (3,749)       (2,023)



Capital Data
(Unaudited)
                                               2001                                              2000
                                  -------------------------------     -------------------------------------------------------------
                                  Second       First       Year-        Fourth       Third       Second        First        Year-
                                  Quarter     Quarter     to-date       Quarter     Quarter      Quarter      Quarter      to-date
                                  -------     -------    ---------      -------    ---------    ---------    ---------    ---------
Per common share
Shares outstanding:
    Average-basic                5,584,582   5,684,940   5,634,483     5,731,664  5,801,653     5,795,006    5,846,695    5,793,607
    Average-diluted              5,715,918   5,829,134   5,773,018     5,889,374  6,005,429     5,991,080    6,048,070    5,984,594
    Period-end                   5,563,378   5,648,895   5,563,378     5,688,594  5,773,706     5,798,495    5,813,995    5,688,594
Book value                           $8.92       $9.22       $8.92         $8.82      $8.37         $8.07        $7.98        $8.82
Tangible Book Value                  $8.46       $8.76       $8.46         $8.28      $7.44         $7.12        $6.98        $8.28
Price:
    High                           8   2/5     9   5/8     9   5/8      10   3/4 12  79/128     11  27/32   12  67/256   12  79/128
    Low                            6   7/8    7   1/16     6   7/8       7   1/8  11   3/16    10  15/128   10 107/256      7   1/8
    Close                         7  19/20     7   3/8    7  19/20       7   1/8   11   1/4    11 201/256   10 107/256      7   1/8


Capital ratios
($ in thousands)
Risk-based capital:
   Tier 1 capital                  $61,449     $61,935     $61,449       $57,921    $55,182       $53,125      $50,282      $55,182
     % risk adjusted assets          10.32%      10.61%      10.32%         9.79%      9.23%         9.24%        9.05%        9.23%
   Total capital                   $68,929     $69,236     $68,929       $65,311    $61,678       $59,633      $55,873      $61,678
     % risk adjusted assets          11.57%      11.86%      11.57%        11.04%     10.32%        10.37%       10.06%       10.32%
Tier 1 leverage ratio                 6.83%       6.95%       6.83%         6.46%      6.42%         6.42%        6.22%        6.42%
Average shareholders' equity to
   total average assets               5.73%      5.89%        5.81%        5.56%       5.79%         5.58%        6.20%        5.78%
